UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported)  September 12, 2004
                                                     --------------------

                          TNX Television Holdings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-33313                                        95-4868287
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(Commission File Number)                       (IRS Employer Identification No.)

1811 Chestnut Street, Suite 120,  Philadelphia, Pennsylvania            19103
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (212) 972-8191
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On September 12, 2004, Lance Silver resigned from the Board of Directors of the Registrant. Mr. Silver cited prior commitments related to his own business enterprises as the reason for his resignation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TNX TELEVISION HOLDINGS, INC.


                                        By: /s/ Irwin L. Gross
                                           -------------------------------------
                                           Name: Irwin L. Gross
                                           Title: Chief Executive Officer

Date: September 16, 2004